                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549


                                       FORM 8-K

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event Reported): August 12, 1999


                                 RAYCHEM CORPORATION
               --------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)

      DELAWARE                     2-15299               94-1369731
   ---------------             ----------------      ------------------
   (State or Other             (Commission File       (I.R.S. Employer
   Jurisdiction of                 Number)          Identification Number)
   Incorporation)

                                300 Constitution Drive
                             Menlo Park, California 94025
                                    (650) 361-3333
               --------------------------------------------------------
                (Addresses, including zip code, and telephone numbers,
                 including area code, of principal executive offices)


                                         NONE
                             --------------------------------
            (Former Name or Former Address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     Reference is made to the press release issued to the public by Tyco International Ltd. on August 12, 1999, the text of which is attached hereto as Exhibit 99.1 for a description of the events reported pursuant to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (C)   EXHIBITS

          99.1   Text of press release dated August 12, 1999.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RAYCHEM CORPORATION


DATE: August 12, 1999                    By: /s/ Karen O. Cottle
                                        -------------------------------------
                                         Name:     Karen O. Cottle
                                         Title:    Vice President, General
                                                   Counsel and Secretary



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                               INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION                                      PAGE
-------        -----------                                      ----
 99.1          Text of press release dated August 12, 1999



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